                                                        Exhibit 23.1


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the prospectus.

                                           /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
December 15, 1995